Prepayments and Other Current Assets	12 Months Ended
Dec. 31, 2021
Miscellaneous current assets [abstract]
Prepayments and Other Current Assets

NOTE 15: PREPAYMENTS AND OTHER CURRENT ASSETS

Prepayments and other current assets consist of the following:

	Year Ended December 31, 2021	Year Ended December 31, 2020
Insurance claims receivable, net	$40	$346
VAT and other credits	1,084	2,604
Deferred insurance premiums	1,883	913
Advances to providers	1,778	1,443
Other	1,391	1,394
Total	$6,176	$6,700